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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): August 8, 2002


                         Majestic Investor Holdings, LLC
                         -------------------------------
                         Majestic Investor Capital Corp.
                         -------------------------------
          (Exact name of co-registrants as specified in their charters)



       Delaware                  333-81584                  36-4468392
       Delaware                  333-81584                  36-4471622
      (State of                 (Commission               (IRS Employer
     Organization)              File Number)            Identification No.)


One Buffington Harbor Drive
Gary, Indiana                                               46406-3000
-------------------------------------------                 ----------
(Address of principal executive offices)                    (Zip Code)


Registrant's Telephone Number, including area code:  (219)977-7777
                                                     -------------

Former name or former address, if changed since last report:  Not Applicable

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Item 1.  Not applicable

Item 2.  Not applicable

Item 3.  Not applicable

Item 4.  Not applicable

Item 5.  Not applicable

Item 6.  Not applicable

Item 7.  Not applicable

Item 8.  Not applicable

Item 9.  Regulation FD Disclosure

The press release of Majestic Investor Holdings, LLC and Majestic Investor Capital Corp. dated August 8, 2002 attached hereto as Exhibit 99.1.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                   MAJESTIC INVESTOR HOLDINGS, LLC

                                   By:    /s/ Michael E. Kelly
                                      ----------------------------------
                                              Michael E. Kelly

                                   Executive Vice President, Chief Operating and Financial Officer and Secretary

                                   MAJESTIC INVESTOR CAPITAL CORP.

                                   By:    /s/ Michael E. Kelly
                                      ----------------------------------
                                              Michael E. Kelly

                                   Executive Vice President, Chief Operating and Financial Officer and Secretary

Date: August 8, 2002

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                                  EXHIBIT INDEX

Exhibit Number             Description

99.1                       Press Release dated August 8, 2002